EXH10-14

Void after                                 W-21
                                                   Right to Purchase
                                                   Shares of Common Stock
                                                   (subject to adjustment) of
                                                   Automated Light Technologies,
                                                   Incorporated


                   AUTOMATED LIGHT TECHNOLOGIES, INCORPORATED
                          COMMON STOCK PURCHASE WARRANT

         Automated Light Technologies, Incorporated (the "Company"), a Delaware corporation, hereby certified that, for value received, , or assigns, is entitled, subject to the terms set forth below to purchase from the Company at any time on or from time to time after July 1, 1988 and before 5:00 P.M., Boston time, on thousand fully paid and non-assessable shares of Common Stock of the Company, at the price per share (the "Purchase Price") of dollar ($ ). The number and character of such shares of Common Stock and the Purchaser Price are subject to adjustment as provided herein.

         This Common Stock Purchase Warrant (the "Warrant") is issued to One Venture Group as of and evidences the right to purchase an aggregate of not more than shares of Common Stock of the Company, subject to adjustment as provided herein.

         As used herein the following terms, unless the context otherwise required, have the following meanings:

         (a) The term "Company" includes any corporation which shall succeed to or assume the obligations of the Company hereunder.

         (b) The term "Common Stock" includes all voting stock of any class or classes (however designated) of the Company, authorized upon the Original Issue Date or thereafter, the holders of which shall have the right, without limitation as to


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amount,  either to all or to a share of the  balance  of current  dividends  and liquidating dividends after the payment of dividends and distributions on any shares entitled to preference.

         (c) The "Original Issue Date" is _____________ the date as of which the Warrants were first issued.

         (d) The term "Other Securities" refers to any stock (other than Common Stock) and other securities of the Company or any other person (corporate or otherwise) which the holders of the Warrants at any time shall be entitled to receive, or shall have received, upon the exercise of the Warrants, in lieu of or in addition to Common Stock, or which at any time shall be issuable or shall have been issued in exchange for or in replacement of Common Stock or Other Securities pursuant to section 6 or otherwise.

         (e) The terms "registered" and "registration" refer to a registration effected by filing a registration statement in compliance with the Securities Act to permit the disposition of Common Stock (or Other Securities) issued or issuable upon the exercise of Warrants, and any post-effective amendments and supplements filed or required to be filed to permit any such disposition.

         (f) The term "Securities Act" means the Securities Act of 1933 as the same shall be in effect at the time.

         1.       Registration, etc.

                  1.1 (a) In the event that the Company proposes, at any time within the ten year period commencing one year from the Original Issue Date, to file a registration statement on a general form of registration under the Securities Act and relating to securities issued or to be issued by it, or if the Company has filed such a registration statement and proposes to file a post-effective amendment thereto within the ten year period described in the first clause of this sentence, then it


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shall give written  notice of such proposal to the record owners of the Warrants and any shares of Common Stock Issued upon exercise  thereof.  If, within thirty
(30) days after the giving of such notice, the record owners of any of the Warrants or shares Of Common Stock issued upon their exercise shall request in writing that all or any of such Common Stock or Other Securities issue or
issuable   upon   exercise  of  such  Warrants  be  included  in  such  proposed registration, the Company will, at its own expense, also register such securities as shall have been requested in writing; provided, however, that:

         (i) such owners shall deliver to the Company a statement in writing from the beneficial owners of such securities that they bona fide intend to sell, transfer or otherwise dispose of such securities;

         (ii) the Company shall not be required to include any of such securities if, by reason of such inclusion, the Company shall be required to prepare and file a registration statement on a form promulgated by the Securities and Exchange commission substantially different from that which the Company otherwise would use;

         (iii) such owners shall cooperate with the Company in the preparation of such registration statement to the extent required to furnish information concerning such owners therein;

         (iv) if any underwriter or managing agent is purchasing or arranging for the sale of the securities then being offered by the Company under such registration statement then such owners (A) shall agree to have the securities being so registered sold to or by such underwriter or managing agent on terms substantially equivalent to the terms at which the Company is selling the securities so registered,


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                  (a)  notify  such  owner  as to the  filing  thereof  and  all amendments thereto filed prior to the effective date of said registration statement;

                  (b) notify such owners promptly after it shall have received notice thereof, of the time when the registration statement becomes effective or any supplement to any prospectus forming a part of the registration statement has been filed;

                  (c) prepare and file any necessary amendment or supplement to such registration statement or prospectus as may be necessary to comply with
Section 10 (a)(3) of the Securities Act or advisable in connection with the proposed distribution of the securities by such owners;

                  (d) use its reasonable best efforts to qualify the shares of Common Stock or Other Securities being so registered for sale under the securities or blue sky laws of not more than eight states as such registered owners may designate in writing and to register or obtain the approval of any federal or state authority which may be required in connection with the proposed distribution, except, in each case, in jurisdiction in which the Company must either qualify to do business or file a general consent to service of proceed as a condition to the qualification of such securities;

                  (e) notify such registered owners of any stop order suspending the effectiveness of the registration statement and U6@ its reasonable best effort to remove such stop order;

                  (f)  undertake  to  keep  said   registration   statement  and
prospectus effective for a period of nine months after such shares of Common Stock first become free to be sold under such registration statement;



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                  (g) furnish to such  registered  owners as soon as  available, copies of any such registration statement and each preliminary or final prospectus and any supplement or amendment required to be prepared pursuant to the foregoing provisions of this paragraph 1, all in such quantities as such owners may from time to time reasonably request.

                  1.3 The record owners of the shares of Common Stock or Other Securities being so registered agree to pay all of the underwriting discounts and commissions, transfer taxes registration fees and their own counsel fees with respect to the securities owned by them and being registered. The Company agrees that the costs and expenses which it is obligated to pay in connection with a registration statement to be filed pursuant to subsection 1.1 above include, but are not limited to, the fees and expenses of counsel for the Company, the fees and expenses of its accountants and all other costs and expenses incident to the preparation, printing and filing under the Securities Act of any such registration statement, each prospectus and all amendments and supplements thereto, the costs incurred in connection with the qualification of such securities for sale in not more than eight states, including fees and disbursements of counsel for the Company, and the costs of supplying a reasonable number of copies of the registration statement, each preliminary prospectus, final prospectus and any supplements or amendments thereto to such registered owners.

                  1.4 The Company agrees to enter into an appropriate cross-indemnity agreement with any underwriter (as defined in the Securities
Act) for such registered owners in connection with the filing of a registration statement pursuant to subjection 1.1 hereof.

                  1.5 In the event that the Company shall file any registration statement including therein all or any part of shares of Common Stock or Other Securities Issued or Issuable


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upon  exercise of the Warrants,  the Company and each holder of such  securities shall enter into an appropriate cross-indemnity agreement whereby each such holder shall indemnify and hold harmless the Company, each of its directors, each of its officers who have signed the registration statement and each person, if any, who controls the Company within the meaning of the Securities Act against any losses, claims, damages or liabilities (or actions in respect thereof) arising out of or based upon any untrue statement or alleged untrue statement of any material fact contained in such registration statement, or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make statement therein not misleading, if the statement or omission was made in reliance upon and in conformity with written information furnished or required to be furnished by such holder or such controlling person expressly for use in such registration statement.

                  1.6 Notwithstanding any other provision of this section 1, the registration rights set forth in this section i shall not be available if in the opinion of the Company's council registration is unnecessary to allow a public sale or transfer of the Common Stock or Other Securities in question.

         2. Sale or Exercise Without Registration. If, at any time of any exercise, transfer or surrender for exchange of a Warrant or of Common Stock, (or Other Securities) previously issued upon the exercise of Warrants, such Warrant or Common Stock (or Other Securities) shall not be registered under the Securities Act the Company may require, as a condition of allowing such exercise, transfer or exchange, that the holder or transferee of such Warrant or Common Stock (or Other Securities), as the case may be, furnish to the Company a satisfactory opinion of counsel to the effect that such exercise, transfer or exchange may be made without registration under the Securities Act, and provided further that nothing contained in this section 2 shall relieve the Company from complying with any request for registration


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pursuant to section l hereof.  One Venture  Group as the holder of the  Warrants represents to the Company that they are acquiring the Warrants for investment and not with a view to the distribution thereof.

         3.       Exercise of Warrant; Partial Exercise.

                  3.1 Restriction on Exercise. This Warrant may not be exercised in full or in part on or before July 1, 1988.

                  3.2 Exercises in Full. Subject to the provisions hereof, this Warrant may be exercised in full by the holder hereof by surrender of this Warrant, with the form of subscription at the end hereof duly executed by such holder, to the Company at its principal office in Sturbridge, Mass., accompanied by payment, in cash or by certified or official bank check payable to the order of the Company in the amount obtained by multiplying the number of shares of Common Stock called for on the face of this Warrant (without giving effect to any adjustment therein) by the Purchase Price.

                  3.3 Partial Exercise. Subject to the provisions hereof, this Warrant may be exercised in part by surrender of this Warrant in the manner and at the place provided in subsection 3.2 except that the amount payable by the holder upon any partial exercise shall be the amount obtained by multiplying (a) the number of shares of Common Stock (without giving effect to any adjustment therein) designated by the holder in the subscription at the end hereof by (b) the Purchase Price. Upon any such partial exercise, the Company at its expense will forthwith issue and deliver to or upon the order of the holder hereof a new Warrant or Warrants of like tenor, in the name of the holder hereof or as such holder (upon payment by such holder of any applicable transfer taxes) may request, calling in the aggregate on the face or faces thereof for the number of shares of Common Stock equal (without giving effect to any adjustment therein) to the number of such shares called for on the face of


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this  Warrant  minus the number of such shares  designated  by the holder in the subscription at the end hereof.

                  3.4 Company to Reaffirm Obligations. The Company will, at the time of any exercise of this Warrant, upon the request of the holder hereof, acknowledge in writing its continuing obligation to afford to such holder any rights (including, without limitation, any right to registration of the shares Common Stock or Other Securities issued upon such exercise) to which such holder shall continue to be entitled after such exercise in accordance with the provisions of this warrant, that if the holder of this Warrant shall fail to make any such request, such failure shall not affect the continuing obligation of the Company to afford such holder any such rights.

         4.  Delivery  of Stock  Certificates,  etc.,  on  Exercise.  As soon as practicable after the exercise of this Warrant in full or in part, and in any event within 10 days thereafter, the Company at its expense (including the payment by it of any applicable issue taxes) will cause to be issued in the name of and delivered to the holder hereof, or as such holder (upon payment by such holder of any applicable transfer taxes) may direct, a certificate or certificates for the number of full paid and non-assessable shares of Common Stock (or Other Securities) to which such holder shall be entitled upon such exercise, plus, in lieu of any fractional share to which such holder would otherwise be entitled cash equal to such fraction multiplied by the then current market value of one full share together with any other stock or other securities and property (including cash, where applicable) to which such holder is entitled upon such exercise pursuant to section 5 or otherwise.

         5. Adjustment for Dividends in Other Stock, Property, etc., Reclassification, etc. In case at any time or from time to time after the Original Issue Date the holders of Common Stock (or Other Securities) shall have received, or (on or after the


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record date fixed for the  determination  of  stockholders  eligible to receive)
shall have become entitled to receive, without payment therefor

                  (a) other or additional stock or other securities or property (other than cash) by way of dividend, or

                  (b) any cash paid or payable (including, without limitation, by way of dividend), except out of earned surplus of the Company, or

                  (c) other or additional (or less) stock or other securities or property (including cash) by way of spin-off, split-up, reclassification, recapitalization, combination of shares or similar corporate rearrangement.

                  (d) then, and in each such case the holder of this Warrant, upon the exercise hereof as provided in section 3, shall be entitled to receive the amount of stock and other securities and property (including cash in the cases referred to in subdivisions (b) and (c) of this section 5) which such holder would hold on the date of such exercise if on the Original Issue Date he had been the holder of record of the number of shares of Common Stock called fox on the face of this Warrant and bad thereafter, during the period from the Original Issue Date to and including the date of such exercise, retained such shares and all such other or additional (or less) stock and other securities and property (including cash in the cases referred to in subdivisions (b) and (c) of this section 5) receivable by him as aforesaid during such period, giving effect to all adjustments called for during such period by section 6 and 7 hereof.

         6.       Reorganization, Consolidation, Merger, etc.

                  6.1 General. In case the Company after the Original Issue Date shall effect reorganization, (b) consolidate with or merge with any other person, or (c) transfer a11 or substantially


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all  of its  properties  or  assets  to any  other  person  under  any  plan  or arrangement contemplating the dissolution of the Company within 24 months from the date of such transfer, then, in each such case, the holder of this Warrant; upon the exercise hereof as provided in section 3 at any time, after the consummation of such reorganization consolidation or merger or the effective date of such dissolution, as the case may be, shall be entitled to receive (and the Company shall be entitled to deliver), in lieu of the Common Stock (or Other Securities) issuable upon such exercise prior to such consummation or such effective date, the stock and other securities and property (including cash) to which such holder would have been entitled upon such consummation or in connection with such dissolution, as the case may be, if such holder had so exercised this Warrant immediately prior thereto, all subject to further adjustment thereafter as provided in section 5 and 7 hereof.

         The Company agrees that in the event that it effects a consolidation or merger with any other person, it shall be a condition, of such consolidation or merger that the resulting entity agree to register all shares or other securities under the Securities Act of 1933 so that all persons receiving shares in the consolidation or merger shall be free to sell said shares pursuant to an effective registration statement immediately after the consolidation or merger.

                  6.2 Warrant to Continue In Full Force and Effect. Upon any reorganization, consolidation merger or transfer (and any dissolution following any transfer) pursuant to section 6.1 this Warrant shall continue in full force and effect and the terms hereof shall be applicable to the shares of stock and other securities and property receivable upon the exercise of this Warrant after the consummation of such reorganization, consolidation, merger, transfer or dissolution, as the case may be, and shall be binding upon the issuer of any such stock or


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other  securities,  including,  in the case of any  such  transfer,  the  person acquiring all or substantially all of the properties or assets of the Company, whether or not such person shall have expressly assumed the terms of this Warrant.

         7.       Other Adjustment.

                  7.1 General. In any case to which sections 5 and 6 hereof are not applicable, where the Company shall issue or sell shares of its Common Stock after the Original Issue Date without consideration or for a consideration per share less than the Purchase Price in effect pursuant to the terms of this Warrant at the time of issuance or sale of such additional shares, except where such shares are issued or sold pursuant to the exercise of any Warrant or option or issued prior to the date of this warrant, then the Purchase Price in effect hereunder shall simultaneously with such issuance or sale be reduced to a price determined by dividing (1) an amount equal to (a) the total number of shares of Common Stock outstanding immediately prior to such issuance or sale multiplied by the Purchase Price in effect hereunder at the time of such issuance or sale, plus (b) the consideration, if any, received by the Company upon such issuance or sale by (2) the total number of shares of Common Stock outstanding immediately after issuance or sale of such additional shares.

                  7.2 Convertible Securities. In case the Company shall issue or sell any securities convertible into Common Stock of the Company ("Convertible Securities") after the date hereof, there shall be determined the price per share for which Common Stock is issuable upon the conversion or exchange thereof, such determination to be made by dividing (a) the total amount received or receivable by the Company as consideration for the issue or sale of such Convertible Securities plus the minimum aggregate amount of additional consideration, if any, payable to the Company upon the conversion or exchange thereof, by the maximum number of shares of Common Stock of the Company issuable


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upon the conversion or exchange of all of such Convertible Securities.

         If the price per share so determined shall be less than the applicable Purchase Price per share, then such issue or sale shall be deemed to be an issue or sale for cash (as of the date of issue or sale of such Convertible Securities) of such maximum number of shares of Common Stock at the price per share so determined, provided that, if such Convertible Securities shall by their terms provide for an increase or increases, with the passage of time, in the amount of additional consideration, it any, to the Company, or in the rate of exchange, upon the conversion or exchange thereof, the adjusted purchase price per share shall, forthwith upon any such increase becoming effective, be readjusted to reflect the same, and provided further; that upon the expiration of such rights of conversion or exchange of such Convertible Securities 1t any thereof shall not have been exercised, the adjusted Purchase Price per share shall forthwith be readjusted and thereafter be the price which it would have been had an adjustment been made on the basis that the only shares of Common Stock so issued or sold were issued or sold upon the conversion or exchange of such Convertible Securities, and that they were issued or sold for the consideration actually received by the Company upon such conversion or exchange, plus the consideration, if any, actually! received by the Company for the issue or sale of all of such Convertible Securities which shall have been converted or exchanged.

                  7.3 Rights and Options. In case the Company shall grant any rights or options to subscribe for, purchase or otherwise acquired Common Stock there shall be determined the price per share for which Common Stock is issuable upon the exercise of such rights or options, such determination to be made by dividing (a) the total amount, if any, received or receivable by the Company as consideration for the granting of such rights or options, plus the minimum aggregate amount of additional


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consideration  payable  to the  Company  upon the  exercise  of such  rights  or options, by (b) the maximum number of shares of Common Stock of the Company issuable upon the exercise of such rights or options.

         If the price per share so determined shall be less than the applicable Purchase Price per share then the granting of such rights or options shall he deemed to be an issue or sale for cash (as of the date of the granting of such rights or options) of such maximum number of shares of Common Stock at the price per share so determined, provided that, if such rights or options shall by their terms provide for an increase or increases, with the passage of time, in the amount of additional consideration payable to the Company upon the exercise thereof, the adjusted purchase price per share shall forthwith upon any such increase becoming effective, be readjusted to reflect the same, and provided, further, that upon the expiration of such rights or options, if any thereof shall not have been exercised the adjusted Purchase Price per share shall forthwith be readjusted and thereafter be the Price which it would have been had an adjustment been made on the basis that the only shares of Common Stock so issued or sold were those issued or sold upon the exercise of such rights or options and that they were issued or sold for the consideration actually received by the Company upon such exercise, plus the consideration, if any, actually received by the Company for the granting of all such rights or options, whether or not exercised.

         8. Further Assurances. The Company will take all such actions as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable shares of stock upon the exercise of all Warrants from time to time outstanding.

         9. Accountant's Certificate as to Adjustments. In each case of any adjustment or readjustment in the shares of Common

Stock (or Other Securities) issuable upon the exercise of the Warrants, the Company at its expense will promptly cause the Company's regularly retained auditor to compute such adjustment or readjustment in accordance with the terms of the Warrants and prepare a certificate setting forth such adjustment or re-adjustment and showing in detail the facts upon which such ad- justment or readjustment is based, and the number of shares of Common Stock outstanding or deemed to be outstanding. The Company wall forthwith mail a copy of each such certificate to each holder of a Warrant.

         10. Notices of Record Date, etc. In the event of

                  (a) any taking by the Company of a record of the holders of any class of securities for the purpose of determining the holders thereof who are entitled to receive any dividend (other than a cash dividend payable out of earned surplus of the Company) or other distribution, or any right to subscribe for, purchase or otherwise acquire any shares of stock of any class or any other securities or property, or to receive any other right, or

                  (b) any capital reorganization of the Company, any reclassification or recapitalization of the capital stock of the Company or any transfer of all or substantially all of the assets of the Company to or consolidation or merger of the Company with or into any other person, or

                  (c) any voluntary or involuntary dissolution, liquidation or winding-up of the Company, or

                  (d) any proposed issue or grant by the Company of any shares of stock of any class or any other securities, or any right or option to subscribe for, purchase or otherwise acquire any shares of stock of any class or any other securities (other than the issue of Common Stock on the exercise of the Warrants), then and in each such event the Company will mail or cause to be mailed to each holder of a Warrant notice specifying (i) the date


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on which  any such  record  is to be taken  for the  purpose  of such  dividend, distribution or right, starting the amount and character of such dividend, distribution, or right, (ii) the date on which any such reorganization,
reclassification,    recapitalization,    transfer,    consolidation,    merger,
dissolution, liquidation or winding-up is to take place, and the time, if any, as of which the holders of record of Common Stock (or Other Securities) shall be entitled to exchange their shares of Common Stock (or Other Securities) for
securities   or   other   property   deliverable   upon   such   reorganization,
reclassification,    recapitalization,    transfer,    consolidation,    merger,
dissolution, liquidation or winding-up, and (iii) the amount and character of any stock or other securities, or rights or options with respect thereto, proposed to be issued or granted, the date of such proposed issue or grant and the persons or class of persons to whom such proposed issue or grant and the persons or class of persons to whom such proposed issue or grant is to be offered or made. Such notice shall be mailed at least 20 days prior to the date therein specified.

         11. Reservation of Stock, etc., Issuable on Exercise of Warrants. The Company will at all times reserve and keep available, solely for issuance and delivery upon the exercise of the Warrants, a11 shares of Common Stock (or Other Securities) from time to time issuable upon the exercise of the Warrants.

         12. Listing on Securities Exchanges; Registration. If the Company at any time shall list any Common Stock on any national securities exchange and shall register such Common Stock under the Securities Exchange Act of 1934 (as then in effect, or any similar statute then in effect), the Company will, at its expense, simultaneously list on such exchange, upon official notice of issuance upon the exercise of the Warrants, and maintain such listing of, all shares of Common Stock from time to time issuable upon the exercise of the Warrants and the Company will so list on any national securities exchange, will so register and will maintain such listing of, any Other Securities it and at the time that any securities of like class or similar type shall be listed on such national securities exchange by the Company.

         13. Exchange of Warrants. Subject to the provisions of paragraph 2 hereof, upon surrender for exchange of any Warrant, properly endorsed, to the Company, the Company at its own expense will issue and deliver to or upon the order of the holder thereof a new Warrant or Warrants of like tenor, in the name of such holder or as such holder (upon payment by such holder or any applicable transfer taxes) may direct, calling in the aggregate on the face or faces thereof for the number of shares of Common Stock called for on the face or faces of the Warrant or Warrants so surrendered.

         14. Replacement of Warrants. Upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of Any Warrant and, in the case of any such loss, theft or destruction, upon delivery of an indemnity agreement reasonably satisfactory in form and amount to the Company or, in the case of any such mutilation, upon surrender and cancellation of such Warrant, the Company at its expense will execute and deliver in lieu thereof, a new warrant of like tenor.

         15. Warrant Agent. The Company may, by written notice to each holder of a Warrant, appoint an agent having an office in Boston, Massachusetts, for the purpose of issuing Common Stock (or Other Securities) upon the exercise of the Warrants pursuant to section 3, exchanging Warrants pursuant to section 14, and replacing Warrants pursuant to section 15, or any of the foregoing, and thereafter any such issuance, exchange or replacement, as the case may be, shall be made at such office by such agent.

         16. Remedies. The Company stipulates that the remedies at law of the holder of this Warrant in the event of any default or threatened default by the Company in the performance of or compliance with any of the terms of this Warrant are not and will not be adequate, and that such terms may be specifically enforced by a decree for the specific performance of any agreement contained herein or by an injunction against a violation of any of the terms hereof or otherwise.

         17. Restrictions on Transfer and Assignability. This Warrant is non-assignable and non-transferable without the prior written consent of the Company, and in the event of such consent, shall continue to be subject to the provisions of section 2 of this Warrant,

                           (a) subject to the provisions  hereof,  title to this
Warrant may be transferred by endorsement (by the holder hereof executing the form of assignment at the end hereof).

                           (b) until this Warrant is transferred on the books of
the Company, the Company may treat the registered holder hereof as the absolute owner hereof for all purposes, not-withstanding any notice to the contrary.

                           (c)  Notwithstanding  any provisions to the contrary,
this warrant shall be assignable and transferable without the consent of the Company at the earlier of (1) May 26, 1991 or (2) the effective date of a public offering. In such event the Warrant shall continue to be subject to the provisions of section 2 of this Warrant.

         18. Notices, etc. All notices and other communications from the Company to the holder of this Warrant shall be mailed by first class registered or certified mail, postage prepaid, at such address as may have been furnished to the Company in writing by such holder or, until an address is so furnished, to and at the address of the last holder of this Warrant who has so furnished on address to the Company.

         19.       Financial Reporting.

                  (a) Annual Reports. The Company agrees to deliver to the Holder of the warrant, as soon as practicable after the end of each fiscal year and in any event with 120 days thereafter, a consolidated balance sheet of the Company as at the end of such fiscal year, a consolidated statement of operations, and a consolidated statement of sources and applications of funds of the Company for such year, prepared in accordance with generally accepted accounting principles consistently applied and setting forth in each case in comparative form the figures for the previous fiscal year, all in reasonable detail and certified by independent public accountant selected by the Company.

                  (b) Quarterly Reports. The Company agrees to deliver to the Holder of the Warrant as soon as practicable after the end of each of the first three quarterly fiscal periods in each fiscal year and in any event within 60 days thereafter, a consolidated balance sheet of the Company as at the end of such period, a consolidated statement of operations and a consolidated statement of sources and applications of funds of the Company for such period in each case prepared in accordance with generally accepted accounting principles consistently applied and setting forth in comparative form the figures for the corresponding periods of the previous fiscal year, all in reasonable detail and certified, subject to changes resulting from audit adjustments, by the principal financial or accounting officer of the Company.

                  (c) Inspection. The Company agrees to permit any authorized representative of any Holder of the Warrant to visit the Company to discuss its affairs and finances with its officers, all upon reasonable notice to the Company, at such reasonable time and as often as may be reasonably requested.

                  (d) Investors Receiving Reports and Rights. The Company shall deliver the reports or give the rights specified in Paragraphs 19(a), 19(b) and l9(c) to each Holder of the Warrant until the earlier of: (i) the closing date of the Company's first underwritten public offering pursuant to an effective registration statement filed under the Act; or (ii) as to such

Holder of the Warrant, the date on which this warrant expires at which time the Company's obligation to deliver such reports or give such rights shall terminate.

         20. Miscellaneous. This Warrant and any term hereof may be changed, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of such change, waiver, discharge or termination is sought. This Warrant is being delivered in the State of Massachusetts and shall be construed and enforced in accordance with and governed by the laws of such State. The headings in this Warrant are for purposes of reference only, and shall not limit or otherwise affect any of the terms hereof.

        21. Extended Expiration. The right to exercise this Warrant shall expire at 5:00 P.M., Boston time, on provided, however, that if the holders of Warrant issued hereunder have, in accordance with the terms hereof, exercise their rights pursuant to subsection 1.1 hereof and registration statement under subsection 1.1 has not become effective prior to the expiration date of the right to exercise this Warrant, then the right to exercise Warrant shall be extended and shall expire 30 days after the effective date of such registration statement.

Dated:  _______________________

                                             AUTOMATED LIGHT TECHNOLOGIES, INC.



                                             By:______________________________
                                                      President

[Corporate Seal]

Attest:

--------------------
Secretary                                            (warrants.ov2)

                              FORM OF SUBSCRIPTION
                  (To be signed only upon exercise of Warrant)

To:      AUTOMATED LIGHT TECHNOLOGIES, INCORPORATED

         The undersigned, the holder of the within Warrant, hereby irrevocably elects to exercise the purchase right represented by such Warrant for, and to purchase thereunder, shares of Voting Stock of Automated Light Technologies, Incorporated, and herewith makes payment of $ therefore, and requests that the certificates for such shares be issued in the name of, and delivered to, , those address is .

Dated:_____________


                                              ----------------------------------
                                              (Signature  must  conform  in  all
                                              respects  to  name  of  holder  as
                                              specified   on  the  face  of  the
                                              Warrant)

                                              ----------------------------------
                                              Address

----------
* Insert here the number of shares called for on the face of the Warrant (or, in the case of a partial exercise, the portion thereof as to which the Warrant is being exercised), in either case without making any adjustment for additional Common Stock or any other stock or other securities or property or cash which, pursuant to the adjustment provisions of the Warrant, may be deliverable upon exercise.
                               FORM OF ASSIGNMENT
                  (To be signed only upon transfer of Warrant)

         For value received, the undersigned hereby sells, assigns transfers unto the right represented by the within Warrant to purchase the right represented by the within Warrant to purchase shares of Voting Common Stock of Automated Light Technologies, Incorporated to which the within Warrant relates, and appoints Attorney to transfer such right on the books of Automated Light Technologies, Incorporated with full power of substitution in the premises. The Warrant being transferred hereby is one of an aggregate of Common Stock Purchase Warrants issued by Automated Light Technologies, Incorporated to as of , .


Dated: ________________

                                              ----------------------------------
                                              (Signature  must  conform  in  all
                                              respects  to  name  of  holder  as
                                              specified   on  the  face  of  the
                                              Warrant)

                                              ----------------------------------
                                              Address

----------
Signature guaranteed by a Bank or Trust Company having its principal office in Boston, Massachusetts or by a Member Firm of the New York or American Stock Exchange.